                            SECTION 906 CERTIFICATION

      We, James E. Ross, President and Chief Executive Officer, and Gary L. French, Treasurer and Chief Financial Officer, of the SPDR(R) Index Shares Funds (the "registrant"), certify that:

      1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:     /s/ James E. Ross
        -----------------------
        James E. Ross
        President and Chief Executive Officer

Date:   May 22, 2009

By:     /s/ Gary L. French
        -----------------------
        Gary L. French
        Treasurer and Chief Financial Officer

Date:   May 22, 2009